SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 9, 2007


                            AMERICAN LAND LEASE, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    1-09360                84-1038736
(State or other jurisdiction of      (Commission File         (IRS Employer
 Incorporation or organization)          Number)           Identification No.)


             29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (727) 726-8868


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release and supplemental operating and financial data of American Land Lease, Inc., dated August 9, 2007 attached hereto as Exhibit 99.1 is furnished herewith. This press release and supplemental operating and financial data shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

American Land Lease will hold its' second quarter earnings conference call on August 9, 2007 at 9:30 a.m. Eastern Daylight Time to discuss second quarter 2007 results. Participation in the conference call can be accessed by dialing, toll-free, (800) 374-5458 approximately five minutes before the conference call is scheduled to begin or may also be accessed by replay by dialing 800-642-1687 and requesting information from conference ID 11843847. The replay will be available for playback from 12:30 p.m. eastern daylight time, August 9, 2007 until midnight on August 16, 2007. Please note that the full text of the release and supplemental schedules are available through American Land Lease's website at www.americanlandlease.com. The information contained on American Land Lease's website is not incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE

The information provided in Item 2.02 is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


The following exhibit is furnished with this report:

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

99.1 Second Quarter 2007 Earnings Press Release and Supplemental Financial Data American Land Lease dated August 9, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            AMERICAN LAND LEASE INC.
                                  (Registrant)


                             By /s/ Shannon E. Smith
                                --------------------
                                Shannon E. Smith
                                Chief Financial Officer

Date:  August 9, 2007





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                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

99.1 Second Quarter 2007 Earnings Press Release and Supplemental Financial Data American Land Lease dated August 9, 2007.

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